This Amendment Agreement ("Amendment") is made and effective this 14th day of December 2004 by and between Zone4Play, Inc., a Delaware corporation with offices located at 103 Foulk Road, Suite 202, Wilmington, Delaware 19803 ("Z4P") and LodgeNet Entertainment Corporation, a Delaware corporation, with offices located at 3900 West Innovation Street, Sioux Falls, South Dakota 57107-7002 ("LodgeNet") (individually each a "Party" and collectively "Parties") and is intended to amend sections in the Agreement signed between the Parties on January 8, 2004 ("Agreement"), in order to allow the attachment of additional Schedules to the Agreement as mutually agreed to, in writing, by the Parties.

The Parties agree that in light of the additional Schedules that are to be added to the Agreement, the word/phrase "Schedule" and/or "Schedule A" shall be, where appropriate read as "Schedules", in order to allow for said incorporation.

      a. Section 16.a of the Agreement shall be amended to read: Promotion - Promotional Channel: Z4P will assist in providing appropriate content elements to include promotion of the Z4P games within the LodgeNet System or other marketing means reasonably undertaken by LodgeNet including but not limited to promotional videos where applicable as well as additional collateral material to be agreed upon from time to time by the parties. However, the decision to include Z4P content on the LodgeNet System and/or to include promotional materials remains the sole and exclusive decision of LodgeNet.

      b.    Section 18 of the Agreement shall be amended to read:


   If to LodgeNet                                   If to Zone4Play
   --------------                                   ---------------
   Steve Truckenmiller                              Idan Miller
   Sr Vice President, Content & Programming         VP Marketing & Sales
   LodgeNet Entertainment Corporation               Zone4Play Ltd.
   3900 W Innovation Street                         3B Hashlosha Street
   Sioux Falls, SD 57107-7002                       Tel Aviv, 67060, Israel
   Fax: 605-988-1499                                Fax: 011 972 3 537 9429
   e-mail: Steve.Truckenmiller@lodgenet.com         e-mail: erez@zone4play.com


   With Copy To:                                    With Copy To:
   -------------                                    -------------
   General Counsel
   LodgeNet Entertainment Corporation               Abramovich Yosef Hakim
   3900 W Innovation Street                         65 Yigal Alon Street
   Sioux Falls, SD 57107-7002                       Tel Aviv 67443 Israel
   Fax: 605-988-1323                                Fax: +972-3-562-8155
   e-mail: general.counsel@lodgenet.com             e-mail: avi@shaylaw.co.il
                                                            -----------------

c. Section 9.e In the event that LodgeNet offers Z4P games in the hospital market, revenue shall be determined by multiplying the number of hospital beds where the games are available on a free to patient basis each month by $0.10. If LodgeNet offers Z4P games in an on-demand pay per use model, LodgeNet will pay royalties to Z4P at a rate of 25% net receipts (i.e., all monies received from hospital patients in connection with the exhibition of the games less (i) sales taxes payable directly in connection therewith and (ii) disputed sales (disputed video orders as to which patients refuse to make payment).

In addition, the following Schedule(s) will be added to the Agreement and be incorporated as part of the Agreement:


LODGENET ENTERTAINMENT                      ZONE4PLAY INC.
CORPORATION INC.

NAME:____________________                   NAME:_____________________

TITLE:____________________                  TITLE:_____________________

SIGNATURE:_______________                   SIGNATURE:_______________

DATE:_____________________                  DATE:_____________________

                                                       Schedule C

                          Standard Development Schedule
                               Of Z4P Programming
                                  For LodgeNet

--------------------------------------------------------------------------------

     This Schedule C, dated ______________, is made in accordance with the Agreement dated January 8, 2004, between LodgeNet and Z4P.


Z4P will provide to LodgeNet Z4P Programming, in accordance with the delivery schedule identified in the Agreement. The Parties have further agreed on additional Z4P Programming as further detailed in this Schedule C herein. The Parties have further agreed on the presentation manner of said Z4P Programming as follows;

The Z4P Programming has the following estimated new delivery schedule and Upgrades over time of the Z4P Programming provided to LodgeNet. It is anticipated, as supported by the Agreement, that this schedule may be revised, as necessary and as influenced by Z4P Programming usage and buy reports, technology advancements and availability, and other LodgeNet and Z4P business objectives as mutually agreed upon and in writing, by both Parties.

1. Deployment:

     The Parties have agreed on the following deployment schedule:

     Skill Jam Pack: The following games will be delivered to Lodgenet for testing by December 15, 2004:.

     Card games:
     Solitaire, Black Jack solitaire, Poker Solitaire, Free cell

     Puzzle games:
     Crazy coins, Diamond mine, Hexagone, HexTwist Tile games: Mahjong, Memory match, add it up Word games:

     Alphabet, Out of order, worldJam, bookworm

     LodgeNet's Quality assurance process will commence t within a reasonable amount of time upon delivery by Z4P and shall be completed within 45 days.

     Deployment of any new games on the LodgeNet System that have passed quality assurance and all of LodgeNet's acceptance standards will take place when it is practicable and in accordance with LodgeNet's normal operations of the TV Game room service.

2. Positioning:

     The Parties have agreed that in order to enhance the attractiveness of Z4P's Programming, the Programming shall be positioned in a manner that promotes the Skill Jam branding where LodgeNet deems it is technically capable and practicable.
     Example:
     (Skill Jam Games (as the title of the games area)
     Z4P and Game universe will provide 15 new Skill games (listed above) under 4 possible sub categories (Card games, Tile games, Puzzle games and Word games) in a designated section branded - "Skill Jam")


3. Marketing:

     Z4P and Skill Jam will be allowed to display a mutually agreed upon video promoting the game content on the LodgeNet video promotional loop. Such video is not to exceed (15) seconds in length unless mutually agreed upon by the Parties hereto. If LodgeNet implements a new promotional loop strategy, or if sites are in promo loop testing, LodgeNet reserves the right to not show the Z4P/Skill Jam promotional video. LodgeNet will specify the length of time the promotional video will be displayed in any LodgeNet sites. LodgeNet will explore the option of in-room collateral marketing for these games. Z4P and Skill Jam warrant and represent to LodgeNet, that they have obtained all necessary licenses, permits and performance rights for the display of the aforementioned promotional video. Specifically, Z4P and Skill Jam agree and acknowledge that they have obtained the necessary third party performance rights to display this promotional video, including, but not limited to, any licenses that may be required by ASCAP, BMI or SESAC.

                                   Schedule D

                          Standard Development Schedule
                               Of Z4P Programming
                                  For LodgeNet

--------------------------------------------------------------------------------

     This Schedule D, dated ______________, is made in accordance with the Agreement dated January 8, 2004, between LodgeNet and Z4P.

Z4P will provide to LodgeNet Z4P Programming in accordance with the delivery schedule identified in the Agreement. The Parties have further agreed on additional Z4P Programming as further detailed in this Schedule D herein. The Parties have further agreed on the presentation manner of said Z4P Programming as follows;

The Z4P Programming has the following estimated new delivery schedule and Upgrades over time of the Z4P Programming provided to LodgeNet. It is anticipated, as supported by the Agreement, that this schedule may be revised as influenced by Z4P Programming usage and buy reports, technology advancements and availability, and other LodgeNet and Z4P business objectives as mutually agreed upon, in writing, by both Parties.

1. Deployment:

     The Parties have agreed on the following deployment schedule:

      o AI Texas Hold'em Poker: Z4P will deliver a stand alone AI version of Z4P Texas Hold'em Poker game no later than January 31, 2005

      Deployment of any new games on the LodgeNet system that have passed quality assurance and all of LodgeNet's acceptance standards will take place when it is practicable and in accordancw with LodgeNet's normal operations of the TV Game room service.

2. Positioning:

       The Parties have agreed that in order to enhance the attractiveness of Z4P's Programming, the Programming shall be positioned in the following manner:

      o AI Texas Hold'em Poker Initially, the AI Texas Hold'em Poker will be presented within the TV Game Room service.
            According to the success of the game, Z4P and LodgeNet will explore the possibility of creating a separate package for this game.


3. Marketing:

     Z4P will be allowed to display a mutually agreed upon video promoting the game content on the LodgeNet video promotional loop. Such video is not to exceed (15) seconds in length unless mutually agreed upon by the Parties hereto. If LodgeNet implements a new promotional loop strategy, or if sites are in promo loop testing, LodgeNet reserves the right to not show the Z4P/Skill Jam promotional video. LodgeNet will specify the length of time the promotional video will be displayed in any LodgeNet sites. LodgeNet will explore the option of in-room collateral marketing for these games. Z4P and Skill Jam warrant and represent to LodgeNet, that they have obtained all necessary licenses, permits and performance rights for the display of the aforementioned promotional video. Specifically, Z4P and Skill Jam agree and acknowledge that they have obtained the necessary third party performance rights to display this promotional video, including, but not limited to, any licenses that may be required by ASCAP, BMI or SESAC.

|X|

|X| LodgeNet will update entry screens, according to graphics that will be supplied by Z4P and approved by LodgeNet for the entry point of the game order screen.

      o     AI Texas Hold'em Poker

                                   Schedule E


                          Standard Development Schedule
                               Of Z4P Programming
                                  For LodgeNet

--------------------------------------------------------------------------------

     This Schedule E, dated ______________, is made in accordance with the Agreement dated January 8, 2004, between LodgeNet and Z4P.

Z4P will provide to LodgeNet Z4P Programming in accordance with the delivery schedule identified in the Agreement. The Parties have further agreed on additional Z4P Programming as further detailed in this Schedule E herein. The Parties have further agreed on the presentation manner of said Z4P Programming as follows;

The Z4P Programming has the following estimated new delivery schedule and Upgrades over time of the Z4P Programming provided to LodgeNet. It is anticipated, as supported by the Agreement, that this schedule may be revised as influenced by Z4P Programming usage and buy reports, technology advancements and availability, and other LodgeNet and Z4P business objectives as mutually agreed upon, in writing, by both Parties.

1. Deployment:

     The Parties have agreed on the following deployment schedule:

      o Slingo Kids games: Z4P will provide 5 Slingo kids games (as listed below) by Q1 2005.

            "Kids Bumper", "Circus Stars", "Match'ums 4 Kids", "Slingo 4 Kids", "Roni Blocks"

            Deployment of any new games on the LodgeNet system that have passed quality assurance and all of LodgeNet's acceptance standards will take place when it is practicable and in accordance with LodgeNet's normal operations of the TV Game room service.

2. Positioning:

            The Parties have agreed that in order to enhance the attractiveness of Z4P's Programming, the Programming shall be positioned in a manner that promotes the Slingo Kids branding where LodgeNet deems it technically capable and practicable.

      o     Slingo Kids games

            The games may be added to the service under a new category called Slingo Kids when the menuing software is capable of adding subcategories for games.

3. Marketing:

            Z4P will be allowed to display a mutually agreed upon video promoting the game content on the LodgeNet video promotional loop. Such video is not to exceed (15) seconds in length unless mutually agreed upon by the Parties hereto. If LodgeNet implements a new promotional loop strategy, or if sites are in promo loop testing, LodgeNet reserves the right to not show the Z4P/Skill Jam promotional video. LodgeNet will specify the length of time the promotional video will be displayed in any LodgeNet sites. LodgeNet will explore the option of in-room collateral marketing for these games. Z4P and Skill Jam warrant and represent to LodgeNet, that they have obtained all necessary licenses, permits and performance rights for the display of the aforementioned promotional video. Specifically, Z4P and Skill Jam agree and acknowledge that they have obtained the necessary third party performance rights to display this promotional video, including, but not limited to, any licenses that may be required by ASCAP, BMI or SESAC.